EXHIBIT 99.2

DIRECTORS AND EXECUTIVE OFFICERS OF THE REPORTING PERSONS

The following information is provided for each of the directors and executive officers of the Reporting Persons:

•	Name

•	Present principal occupation or employment and the name, principal business and address of any corporation or other organization in which such employment is conducted.

Directors and Executive Officers of Jereissati Telecom S.A.

All of the following persons are citizens of the Federative Republic of Brazil.

Name	Business address	Present principal occupation or employment and the name of any corporation or other organization in which such employment is conducted
Carlos Francisco Ribeiro Jereissati	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil

Chairman of the Board of Directors of Jereissati Participações S.A., Jereissati Telecom S.A., LF Tel S.A., Iguatemi Empresas de Shopping Centers S.A. and Grande Moinho Cearense S.A.

Member of the Board of Directors of Telemar Participações S.A.

Alternate Member of the Board of Directors of Oi S.A.

Chief Executive Officer of JPSul Participações e Representações Comerciais S.A. and Jereissati Sul Participações S.A.

Carlos Jereissati	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil

Member of the Board of Directors of Jereissati Participações S.A., Jereissati Telecom S.A. and LF Tel S.A.

Alternate Member of Board of Directors of Telemar Participações S.A., Oi S.A., Contax Participações S.A. and CTX Participações S.A.

Chief Executive Officer and Member of the Board of Iguatemi Empresa de Shopping Centers S.A.

Member of the Board of Directors and Executive Officer of Grande Moinho Cearense S.A.

Fernando Magalhães Portella	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil

Chief Executive Officer and Member of the Board of Directors of Jereissati Participacões S.A.

Member of the Board of Directors and Vice President of Jereissati Telecom S.A.

Vice President of Sayed RJ Participações S.A.

Vice President of LF Tel S.A.

Alternate Member of Board of Directors of Telemar Participações S.A.

Member of the Board of Directors of Oi S.A. and CTX Participações S.A.

Member of the Board of Directors of Jereissati Telecom S.A., LF Tel S.A. and Grande Moinho Cearense S.A.

Aparecido Carlos Correia Galdino	Rua Angelina Maffei Vita, 200 9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil

Member of the Board of Directors of Jereissati Telecom S.A., LF Tel S.A. and Grande Moinho Cearense S.A.

Managing Officer and Investor Relations Officer of Jereissati Participações S.A.

Member of the Fiscal Council of Telemar Participações S.A.,

Iguatemi Empresa de Shopping Centers S.A. and Contax Participações S.A.

Antonio Carlos Lima Rios	Rua G, 38 – Conjunto ACM, 44056-028, Feira de Santana, Bahia, BA, Brazil	Member of the Board of Directors of Jereissati Telecom S.A. Member of the Board of Directors of Tupy Fundições S.A.

Thomas Cornelius Azevedo Reichenheim	Rua Tucumã, 611, 9th floor, 01455-010, São Paulo, SP, Brazil (residence)	Partner Owner of Carisma Comercial Ltda., and T.R Portfolios Ltda. Member of the Board of Directors of Jereissati Telecom S.A.

Pedro Jereissati	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil

Chief Executive Officer of Jereissati Telecom S.A.

Chief Executive Officer of Sayed RJ Participações S.A.

Chief Executive Officer of EDSP75 Participações S.A.

Chief Executive Officer and Director of LF Tel S.A.

Chief Executive Officer and Investor Relations Officer and Director of Telemar Participações S.A.

Member of the Board of Directors of Oi S.A.

Chief Executive Officer and Investor Relations Officer and Director of CTX Participações S.A.

Member of the Board of Directors and Vice President of Grande Moinho Cearense S.A.

Member of the Board of Directors of Iguatemi Empresa de Shopping Centers S.A. and Contax Participações S.A.

Alexandre Jereissati Legey	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil

Managing Officer and Investor Relations Officer of Jereissati Telecom S.A.

Vice President of Sayed RJ Participações S.A.

Vice President of EDSP75 Participações S.A.

Chief Financial Officer and Investor Relations Officer of LF Tel S.A.

Alternate Member of Board of Directors of Telemar Participações S.A. and CTX Participações S.A.

Executive Officer of Valverde Participações S.A.

Member of the Board of Directors of Oi S.A.

Executive Officer of Grande Moinho Cearense S.A.

Member of the Board of Directors of Contax Participações S.A.

Sidnei Nunes	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil

Managing Officer of Jereissati Participações S.A., Jereissati Telecom S.A. and LF Tel S.A.

Member of the Board of Directors of LF Tel S.A.

Member of the Board of Directors of Iguatemi Empresa de Shopping Centers S.A., and Grande Moinho Cearense S.A.

Executive Officers of EDSP75 Participações S.A.

All of the following persons are citizens of the Federative Republic of Brazil.

Name	Business address	Present principal occupation or employment and the name of any corporation or other organization in which such employment is conducted
Pedro Jereissati	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil

Chief Executive Officer of Jereissati Telecom S.A.

Chief Executive Officer of Sayed RJ Participações S.A.

Chief Executive Officer of EDSP75 Participações S.A.

Chief Executive Officer and Director of LF Tel S.A.

Chief Executive Officer and Investor Relations Officer and Director of Telemar Participações S.A.

Member of the Board of Directors of Oi S.A.

Chief Executive Officer and Investor Relations Officer and Director of CTX Participações S.A.

Member of the Board of Directors and Vice President of Grande Moinho Cearense S.A.

Member of the Board of Directors of Iguatemi Empresa de Shopping Centers S.A. and Contax Participações S.A.

Alexandre Jereissati Legey	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil

Managing Officer and Investor Relations Officer of Jereissati Telecom S.A.

Vice President of Sayed RJ Participações S.A.

Vice President of EDSP75 Participações S.A.

Chief Financial Officer and Investor Relations Officer of LF Tel S.A.

Alternate Member of Board of Directors of Telemar Participações S.A. and CTX Participações S.A.

Executive Officer of Valverde Participações S.A.

Member of the Board of Directors of Oi S.A.

Executive Officer of Grande Moinho Cearense S.A.

Member of the Board of Directors of Contax Participações S.A.

Shakhaf Wine	Rua Borges de Medeiros, 633, room 301, Lagoa, 22430-041, Rio de Janeiro, RJ, Brazil

Executive Director of Portugal Telecom, SGPS, S.A.

Member of the Board of Directors and Chairman and Chief Executive Officer of Portugal Telecom Brasil S.A.

Chief Executive Officer of Bratel Brasil S.A.

Vice President of PASA Participações S.A., EDSP75 Participações S.A. and AG Telecom Participações S.A.

Member of Board of Directors of Telemar Participações S.A., Oi S.A. and Contax Participações S.A.

Directors and Executive Officers of LF Tel S.A.

All of the following persons are citizens of the Federative Republic of Brazil.

Name	Business address	Present principal occupation or employment and the name of any corporation or other organization in which such employment is conducted
Carlos Francisco Ribeiro Jereissati	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil

Chairman of the Board of Directors of Jereissati Participações S.A., Jereissati Telecom S.A., LF Tel S.A., Iguatemi Empresas de Shopping Centers S.A. and Grande Moinho Cearense S.A.

Member of the Board of Directors of Telemar Participações S.A.

Alternate Member of the Board of Directors of Oi S.A.

Chief Executive Officer of JPSul Participações e Representações Comerciais S.A. and Jereissati Sul Participações S.A.

Pedro Jereissati	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil

Chief Executive Officer of Jereissati Telecom S.A.

Chief Executive Officer of Sayed RJ Participações S.A.

Chief Executive Officer of EDSP75 Participações S.A.

Chief Executive Officer and Director of LF Tel S.A.

Chief Executive Officer and Investor Relations Officer and Director of Telemar Participações S.A.

Member of the Board of Directors of Oi S.A.

Chief Executive Officer and Investor Relations Officer and Director of CTX Participações S.A.

Member of the Board of Directors and Vice President of Grande Moinho Cearense S.A.

Member of the Board of Directors of Iguatemi Empresa de Shopping Centers S.A. and Contax Participações S.A.

Carlos Jereissati	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil

Member of the Board of Directors of Jereissati Participações S.A., Jereissati Telecom S.A. and LF Tel S.A.

Alternate Member of Board of Directors of Telemar Participações S.A., Oi S.A., Contax Participações S.A. and CTX Participações S.A.

Chief Executive Officer and Member of the Board of Iguatemi Empresa de Shopping Centers S.A.

Member of the Board of Directors and Executive Officer of Grande Moinho Cearense S.A.

Sidnei Nunes	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil

Managing Officer of Jereissati Participações S.A., Jereissati Telecom S.A. and LF Tel S.A.

Member of the Board of Directors of LF Tel S.A.

Member of the Board of Directors of Iguatemi Empresa de Shopping Centers S.A., and Grande Moinho Cearense S.A.

Aparecido Carlos Correia Galdino	Rua Angelina Maffei Vita, 200 9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil

Member of the Board of Directors of Jereissati Telecom S.A., LF Tel S.A. and Grande Moinho Cearense S.A.

Managing Officer and Investor Relations Officer of Jereissati Participações S.A.

Member of the Fiscal Council of Telemar Participações S.A.,

Iguatemi Empresa de Shopping Centers S.A. and Contax Participações S.A.

Alexandre Jereissati Legey	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil

Managing Officer and Investor Relations Officer of Jereissati Telecom S.A.

Vice President of Sayed RJ Participações S.A.

Vice President of EDSP75 Participações S.A.

Chief Financial Officer and Investor Relations Officer of LF Tel S.A.

Alternate Member of Board of Directors of Telemar Participações S.A. and CTX Participações S.A.

Executive Officer of Valverde Participações S.A.

Member of the Board of Directors of Oi S.A.

Executive Officer of Grande Moinho Cearense S.A.

Member of the Board of Directors of Contax Participações S.A.

Fernando Magalhães Portella	Rua Angelina Maffei Vita, 200 (9th floor), Jardim Paulistano, 01489-900, São Paulo, SP, Brazil

Chief Executive Officer and Member of the Board of Directors of Jereissati Participacões S.A.

Member of the Board of Directors and Vice President of Jereissati Telecom S.A.

Vice President of Sayed RJ Participações S.A.

Vice President of LF Tel S.A.

Alternate Member of Board of Directors of Telemar Participações S.A.

Member of the Board of Directors of Oi S.A. and CTX Participações S.A.

Member of the Board of Directors of Jereissati Telecom S.A., LF Tel S.A. and Grande Moinho Cearense S.A.